Offerings - Offering: 1	Nov. 21, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	COMMON STOCK
Amount Registered | shares	10,558,975
Proposed Maximum Offering Price per Unit	2.97
Maximum Aggregate Offering Price	$ 31,360,155.75
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,330.84
Offering Note	Estimated solely for the purpose of calculating the registration fee. The estimate is made pursuant to Rule 457(c) of the Securities Act of 1933, as amended, based on $2.97 per share, which represents the average of the high and low sales prices of the Company's common stock on November 21, 2025, as reported on the Nasdaq Capital Market.

The Company will not receive any proceeds from the sale of its common stock by the selling stockholders.